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                                                                  Exhibit (j)(1)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Mayflower Trust:

We consent to the use of our reports dated July 11, 2003 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.

                                   /s/KPMG LLP

Los Angeles, California
September 29, 2003